UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                                   FORM 8-K

                               CURRENT REPORT

               Filed pursuant to Section 12, 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 1995
                                                   -----------------

                         SHELTER COMPONENTS CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Indiana                      1-9844                   22-2825183
-------------------      --------------------------   ----------------------
(State or Other         (Commission File Number)        (IRS Employer
 Jurisdiction of                                         Identification No.)
 Incorporation)


  27217 C.R. 6, P.O. Box 4026, Elkhart, Indiana                 46515
 ------------------------------------------------              --------
    (Address of Principal Executive Offices)                  (Zip Code)


    Registrant's telephone number, including area code:  (219) 262-4541
                                                         ---------------

                                  Not Applicable
           --------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report.)


















Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     (a)  Previous independent accountants

          (I) On October 16, 1995, Shelter Components Corporation dismissed Coopers & Lybrand L.L.P. as its independent accountants.

          (II) The report of Coopers & Lybrand L.L.P. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          (III) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

          (IV) During the Registrant's two most recent fiscal years and through October 16, 1995, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused them to make reference thereto in their report.

          (V) During the two most recent fiscal years and through October 16, 1995, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (VI) The Registrant has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 23, 1995, is filed as Exhibit 16 to this Form 8-K.


     (b)  New independent accountants

          (I) The Registrant engaged Price Waterhouse L.L.P. as its new independent accountants as of October 16, 1995. During the two most recent fiscal years and through October 16, 1995, the Registrant has not consulted with Price Waterhouse LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).







                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SHELTER COMPONENTS CORPORATION
                                           (Registrant)



Date:  October 23, 1995                     s/  Mark C. Neilson
       ----------------                    ------------------------
                                            Mark C. Neilson
                                            Secretary-Treasurer,
                                            Principal Financial & Accounting
                                            Officer, and Director